(ICON)

Prudential
Intermediate
Global
Income
Fund, Inc.

ANNUAL
REPORT
Dec. 31, 1997

(LOGO)

Prudential Intermediate Global
Income Fund, Inc.

Performance At A Glance.
Global bonds generated modest returns as an Asian economic crisis pushed bond prices lower (and yields higher) in many developing countries. But your Prudential Intermediate
Global
Income Fund rode out this market volatility and beat the average comparable fund because of its investments in major
European bond markets and U.S. Treasury securities, which rallied as investors sought refuge from Asian turmoil.

Cumulative Total Returns1                        As of
12/31/97
                                      One       Five
Since
                                      Year      Years
Inception2
Class A                               4.42%     55.18%
109.78%
Class B                               3.80      50.24
55.19
Class C                               3.80       N/A
37.73
Class Z                               4.57       N/A
10.02
Lipper Global Income Fund Avg3        3.00      39.72
***

Average Annual Total Returns1                   As of
12/31/97
                                      One       Five
Since
                                      Year      Years
Inception2
Class A                               1.29%     8.52%
7.68%
Class B                               0.80      8.48
7.65
Class C                               2.80      N/A
9.82
Class Z                               4.57      N/A
7.68

Dividends & Yields                                 As of
12/31/97
                       Total Dividends                30-Day
                       Paid for 12 Mos.             SEC
Yield
Class A                    $0.79                      4.23%
Class B                    $0.74                      3.75
Class C                    $0.74                      3.75
Class Z                    $0.80                      4.51

Past performance is not indicative of future results.
Principal
and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 3% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 3%, 2%, 1% and 1% for four years. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately five years. Class Z shares are not subject to a sales charge or a distribution fee.

The Fund commenced operations on May 26, 1988 as a closed-end investment company. Effective October 7, 1991, the Fund commenced operations as an open-end investment company.

2 Inception dates: Class A, 5/26/88; Class B, 1/15/92; Class
C, 8/1/94; and Class Z, 9/13/96.

3 These are the average cumulative total returns for all funds in each share class from the Lipper Global Income Fund category.

*** Lipper Since Inception returns are: Class A, 98.20%;
Class
B, 44.82%; Class C, 32.88%; and Class Z, 9.08% for all funds in each Lipper share class.

How Investments Compared.
   (As of 12/31/97)
       (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Gabriel Irwin and Simon Wells, Fund Managers   (PICTURE)
(PICTURE)

Portfolio
Managers'
Report

Your Fund seeks to maximize total return, which is current income plus any capital appreciation of its underlying bonds. The Fund invests primarily in intermediate-term, investment grade debt securities issued throughout the world. We may also invest up to 10% of total net assets in bonds rated below investment grade, with a minimum rating of OBO by Standard & Poor's or Moody's, or of comparable quality in our view. Lower rated securities carry a greater risk of loss of principal and interest than higher rated securities. There are special risks associated with foreign investing, including social, political and currency risks as well as potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

How We Invest.
We look to invest in countries with well-managed economies and currencies. These are critical factors in determining a bond's value and its prospects for appreciation. Once we have identified our preferred countries, we look at specific types of bonds and issuers. It's a top-down investment philosophy that governs our broad country and currency allocation.

Strategy Session.
Asian Tigers Whimper.

Economic problems had been brewing in Asia for some time when the crisis erupted in October, igniting a sharp sell-off in global stocks and emerging market bonds. By contrast, U.S.
Treasuries and major European bond markets gained as investors fled embattled Asian markets. Treasuries also rallied because investors realized the Federal Reserve would leave monetary policy unchanged in November and December since increasing the federal funds rate (what banks charge each other for overnight loans) would attract even more cash to the U.S.
from Asia. During this time, we enhanced your Fund's returns by lengthening duration (a measure of sensitivity to interest rate fluctuations) by purchasing attractively priced long-term Treasuries along with government bonds of the United Kingdom, Germany and Canada.

U.S. Economy Roars.
While Asia occupied center stage late in the year, investors focused on the U.S. early in the reporting period. The U.S. economy expanded in 1997 at its fastest pace in nine years, powered by increased consumer spending, growth in exports, and corporate efforts to rebuild inventories. Because a strong economy can lead to higher inflation, investors expected the Federal Reserve to increase the federal funds rate to rein in robust economic growth. They did not have to wait long, because U.S. central bankers voted in March to raise the federal funds rate by a quarter percentage point, to 5.50%.

Some investors thought another increase in interest rates was imminent, so they continued pushing bond yields higher until the yield on the 30-year U.S.
Treasury bond peaked at 7.16% in
April -- its high point for the year. To protect the value of your Fund during this period, we shortened duration. We lengthened duration later in the year, however, as it became clear that surprisingly subdued inflation and Asian economic turmoil would prevent the Federal Reserve from moving again.

What Went Well.
A Flight To Quality.

Your Fund was well-positioned in currencies and bonds that appreciated in value as investors fled to safer shores from chaotic Asian economic conditions.
For example, the U.S. dollar strengthened during the reporting period, hitting a five-and-a-half-year high against the Japanese yen in December. Your Fund did not own Japanese yen, and we used forward contracts to remove its Indonesian rupiah exposure. On the other hand, a hefty
80% exposure as of December 31, 1997 to dollar-bloc currencies (U.S., Australia, New Zealand and Canada) enhanced your Fund's performance.

Among the debt securities that gained from flight-to-quality buying were government bonds of the United Kingdom and Germany, which respectively comprised 8.7% and 13.6% of your Fund's total investments at the end of the year. We extended duration in the fourth quarter to 5.1 years from 4.3 years. The longer duration helped your Fund take better advantage of the rally in these key bond markets.

And Not So Well.
Trek Through
Fjord Country.

Initially, the outlook for the Norwegian krone looked very promising in 1997. Norway's economy was expected to grow at a healthy clip and the krone also stood to benefit from Norway's decision to steer clear of plans for a European common currency. So we were not surprised when the krone got off to a good start early in the year, strengthening to about 3.9 per German mark in late January. As it turned out, however, that level was the peak for the year. The krone sank to a low for the year of about 4.22 per German mark in June. Disappointment over the Norwegian currency's lackluster performance led us to sell the position shortly after the reporting period ended.


      Portfolio Composition.
Sectors expressed as a percentage of
 total investments as of 12/31/97.
              (PIE)

Five Largest Issuers.
20.1%  U.S. Treasury Notes
9.2%  German Gov't. Bonds
8.4%  United Kingdom
      Treasury Bonds
6.5%  Danish Gov't Bonds
5.3%  Canadian Gov't Bonds

Expressed as a percentage of net assets
as of 12/31/97.

Looking Ahead.
We expect the U.S. dollar to remain strong, provided there is no serious deterioration in the U.S. balance of trade. This could happen if consumers in struggling Asian countries purchase fewer U.S. imports, while American shoppers snap up cheaply priced Asian exports. At any rate, global economic growth will likely slow and inflationary pressures subside, so we believe the rally in Treasuries and major European bonds has not run out of steam. Emerging market bonds in Asia, and to a lesser extent in Latin America and Eastern Europe, will probably remain under pressure over the next several months as investors wait to see if real progress is made toward resolving Asia's problems.

President's Letter                      February 2, 1998

Investing Smart.
Dear Shareholder:

This is the season when many investors receive income tax refunds or have a CD or two maturing. What will you do with these assets? Investing smart can be a challenge especially given today's new investment choices.

The Federal Taxpayer Relief Act of 1997 is changing the way
Americans invest and accumulate wealth, save for college or build a nest egg for retirement. While the law offers opportunity, it is also complex. You may need help to put things in perspective.

Now may be an excellent time for you and your Prudential
Financial Professional to update your
investment strategy and retirement plan. A wise investor does so periodically. You could find the tax law opening doors that may benefit you now or over the long term, such as --

--    Revised Capital Gains Tax Rates & Exclusions. Long-
term rates
are down. Is your portfolio positioned to benefit? Also, new rules allow you to keep more of the profit from the sale of your home
(perhaps up to $500,000 more).

--   New Roth IRAs. The Roth IRA features tax-free
distributions
and does not require mandatory withdrawals, which should be of particular interest to retirees seeking to shelter assets in a tax-free account.

--    New Education IRAs. Similar to a traditional IRA, but
specifically designed for higher education. The new law also creates credits and deductions to help defray college costs.

--    Expanded IRAs. Rules governing traditional IRAs have
been extensively revised. Deductibility and contribution limits have been broadened as has the list for penalty-free early withdrawals, including first-time home buyers.

As you can see, what you don't know may cost you! That's why I recommend you call your Prudential Financial
Professional
and get a free investment plan checkup. Let us give you the information and tools to invest smart.


Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

Portfolio of Investments            PRUDENTIAL INTERMEDIATE
GLOBAL
as of December 31, 1997             INCOME FUND, INC.
------------------------------------------------------------

Principal                                         US$
Amount                                            Value
(000)                     Description             (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--91.0%
------------------------------------------------------------
Australia--6.2%
A$      2,250   Federal National Mortgage
                   Association,
                   6.375%, 8/15/07                $
1,477,830
        2,900   New South Wales Treasury
                   Corporation,
                   6.50%, 5/1/06
1,913,700
        8,500   Queensland Treasury
                   Corporation,
                   8.00%, 8/14/01
5,935,975
                                                  ----------
--

9,327,505
------------------------------------------------------------
Canada--8.7%
C$      3,000   British Columbia Provincial
                   Bonds,
                   7.75%, 6/16/03
2,304,793
        9,500   Canadian Government Bonds,
                   9.00%, 12/1/04
7,929,212
        3,800   Province of Quebec,
                   6.50%, 10/1/07
2,741,666
                                                  ----------
--

12,975,671
------------------------------------------------------------
Denmark--6.5%
                Danish Government Bonds,
DKr    32,500   7.00%, 12/15/04
5,182,991
       26,500   8.00%, 3/15/06
4,486,075
                                                  ----------
--

9,669,066
------------------------------------------------------------
Germany--13.1%
                German Government Bonds,
 DM    10,500   7.375%, 1/3/05
6,579,856
        5,300   6.00%, 1/5/06
3,082,236
        7,000   6.25%, 1/4/24
4,057,237
        4,000   Republic of Colombia,
                   7.25%, 12/21/00
2,297,264
        4,000   Tokyo Gas Co. Ltd.,
                   7.00%, 7/27/05
2,377,439
 DM     2,000   United Mexican States,
                   8.125%, 9/10/04
                   Zero coupon (until 9/10/01)    $
1,172,016
                                                  ----------
--

19,566,048
------------------------------------------------------------
Greece--1.2%
 GRD  545,000   Hellenic Republic, FRN,
                   12.60%, 12/31/03
1,855,115
------------------------------------------------------------
Hungary--0.4%
HUF   120,000   Hungarian Government Bonds,
                   16.50%, 4/12/99, Ser 99-F
575,304
------------------------------------------------------------
Netherlands--3.6%
                Dutch Government Bonds,
 NLG    7,000   7.00%, 6/15/05
3,829,813
        2,600   7.50%, 1/15/23
1,556,725
                                                  ----------
--

5,386,538
------------------------------------------------------------
Spain--4.0%
                Spanish Government Bonds,
Pts    250,000  10.30%, 6/15/02
1,985,008
      500,000   8.20%, 2/28/09
3,954,201
                                                  ----------
--

5,939,209
------------------------------------------------------------
Sweden--2.0%
SEK    24,000   Swedish Government Bonds,
                   6.00%, 2/9/05
3,048,974
------------------------------------------------------------
United Kingdom--8.4%
BP      1,300   Powergen PLC,
                   8.875%, 3/26/03
2,283,600
          300   Republic of Argentina,
                   11.50%, 8/14/01
498,872

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     3

Portfolio of Investments            PRUDENTIAL INTERMEDIATE
GLOBAL
as of December 31, 1997             INCOME FUND, INC.
------------------------------------------------------------

Principal                                         US$
Amount                                            Value
(000)                     Description             (Note 1)
------------------------------------------------------------
United Kingdom (cont'd.)
                United Kingdom Treasury Bonds,
BP      2,900   7.75%, 9/8/06                     $
5,193,709
        2,200   8.75%, 8/25/17
4,608,033
                                                  ----------
--

12,584,214
------------------------------------------------------------
United States--36.9%
Corporate Bonds--0.5%
 US$      750   Romanian Commercial Bank,
                   9.125%, 3/10/00
746,250
                                                  ----------
--
Sovereign Bonds--10.5%
          350   Banco Ganadero S.A.,
                   9.75%, 8/26/99
359,625
        1,100   Financiera Energetica Nacional,
                   (Colombia),
                   9.00%, 11/8/99
1,144,000
        1,500   Ministry Of Finance (Russia),
                   10.00%, 6/26/07
1,392,750
          750   Municipality of Rio De Janeiro,
                   10.375%, 7/12/99
751,875
          750   National Bank of Romania,
                   9.75%, 6/25/99
756,563
        2,000   Petroleas Mexicano, FRN,
                   6.71875%, 3/8/99
1,970,000
          960   Republic of Argentina, FRB,
                   6.6875%, 3/31/05
858,048
          942   Republic of Brazil, IDU,
                   6.8125%, 1/1/01
897,255
        1,500   Republic of Colombia,
                   7.25%, 2/23/04
1,442,250
        1,416   Republic of Croatia, FRN,
                   6.625%, 7/31/06
1,288,720
          500   Republic of Lithuania,
                   7.125%, 7/22/02
473,750
        2,000   Republic of Poland, FRN,
                   6.6875%, 10/27/24
1,942,600
          750   Sultan of Oman,
                   7.125%, 3/20/02
759,375
 US$      500   Trinidad & Tobago Republic,
                   9.75%, 11/3/00                 $
525,000
        1,000   United Mexican States,
                   9.75%, 2/6/01
1,040,000
                                                  ----------
--

15,601,811
------------------------------------------------------------
Supranational Bonds--0.9%
        1,350   Corporacion Andina de Formento,
                   7.375%, 7/21/00
1,373,625
------------------------------------------------------------
U.S. Government Obligations--25.0%
        6,700   United States Treasury Bonds,
                   6.625%, 2/15/27
7,267,691
                United States Treasury Notes,
        9,600   6.75%, 6/30/99
9,748,512
        8,100   6.125%, 9/30/00
8,184,807
        6,000   5.75%, 8/15/03
6,003,720
        3,100   7.875%, 11/15/04
3,465,707
        2,600   6.25%, 2/15/07
2,682,862
                                                  ----------
--

37,353,299
                                                  ----------
--

55,074,985
                                                  ----------
--
                Total long-term investments
                   (cost US$137,718,656)
136,002,629
                                                  ----------
--
SHORT-TERM INVESTMENTS--5.5%
------------------------------------------------------------
Hungary--0.6%
HUF   180,000   Hungarian Government Bonds,
                   23.50%, 5/17/98, Ser. 98-I
892,045
------------------------------------------------------------
Indonesia--0.4%
IDR  2,000,000  Asia Pulp And Paper, NCD,
                   14.45%(a), 1/27/98
356,059
    2,000,000   Bakrie And Brothers, NCD,
                   17.50%(a), 2/19/98
163,643
                                                  ----------
--

519,702

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     4

PRUDENTIAL INTERMEDIATE GLOBAL
INCOME FUND, INC.
Portfolio of Investments as of December 31, 1997
------------------------------------------------------------

Principal                                           US$
Amount                                              Value
(000)                    Description                (Note 1)
------------------------------------------------------------
United States--4.5%
Repurchase Agreement--3.0%
US$     4,556   Joint Repurchase Agreement
                   Account,
                   6.63%,1/2/98, (Note 5)         $
4,556,000
------------------------------------------------------------
Sovereign Bonds--1.5%
        2,185   Republic of Colombia,
                   7.125%, 5/11/98
2,185,000
                                                  ----------
--

6,741,000
                                                  ----------
--
                Total short-term investments
                   (cost US$9,563,445)
8,152,747
                                                  ----------
--
------------------------------------------------------------
Total Investments--96.5%
                (cost US$147,282,101; Note 4)
144,155,376
                Other assets in excess of
                   liabilities--3.5%
5,256,262
                                                  ----------
--
                Net Assets--100%
$149,411,638
                                                  ----------
--
                                                  ----------
--

---------------
Portfolio securities are classified according to the
securities
currency denomination.
(a) Percentages quoted represent yield-to-maturity as of
purchase date.
FRB-Floating Rate Bond.
FRN-Floating Rate Note.
IDU-Interest Due and Unpaid Bonds.
NCD-Negotiable Certificates of Deposit
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     5

                                                 PRUDENTIAL
INTERMEDIATE GLOBAL
Statement of Assets and Liabilities              INCOME
FUND, INC.
------------------------------------------------------------
--------------------

Assets
December 31, 1997
Investments, at value (cost
$147,282,101)...............................................
 ...............         $144,155,376
Foreign currency, at value (cost
$659,871)...................................................
 ..........              831,313
Interest
receivable..................................................
 ..................................            3,906,233
Forward currency contracts - net amount receivable from
counterparties.................................
1,441,702
Receivable for Fund shares
sold........................................................
 ................               38,035
Other
assets......................................................
 .....................................                4,113

------------------
   Total
assets......................................................
 ..................................          150,376,772

------------------
Liabilities
Bank
overdraft...................................................
 ......................................                5,664
Accrued
expenses....................................................
 ...................................              285,642
Payable for Fund shares
reacquired..................................................
 ...................              279,550
Forward currency contracts - net amount payable to
counterparties......................................
245,510
Management fee
payable.....................................................
 ............................               98,207
Dividends
payable.....................................................
 .................................               26,320
Distribution fee
payable.....................................................
 ..........................               24,241

------------------
   Total
liabilities.................................................
 ..................................              965,134

------------------
Net
Assets......................................................
 .......................................         $149,411,638

------------------

------------------
Net assets were comprised of:
   Common stock, at
par.........................................................
 .......................         $     18,882
   Paid-in capital in excess of
par.........................................................
 ...........          228,898,024

------------------

228,916,906
   Undistributed net investment
income......................................................
 ...........            1,577,820
   Accumulated net realized loss on
investments.................................................
 .......          (79,251,139)
   Net unrealized depreciation on investments and foreign
currencies...................................
(1,831,949)

------------------
Net assets, December 31,
1997........................................................
 ..................         $149,411,638

------------------

------------------
Class A:
   Net asset value and redemption price per share
      ($137,799,207 / 17,415,322 shares of common stock
issued and outstanding)........................
$7.91
   Maximum sales charge (3.00% of offering
price)......................................................
 .24

------------------
   Maximum offering price to
public......................................................
 ..............                $8.15

------------------

------------------
Class B:
   Net asset value, offering price and redemption price per
share
      ($8,896,288 / 1,123,441 shares of common stock issued
and outstanding)...........................
$7.92

------------------

------------------
Class C:
   Net asset value, offering price and redemption price per
share
      ($198,460 / 25,063 shares of common stock issued and
outstanding)................................
$7.92

------------------

------------------
Class Z:
   Net asset value, offering price and redemption price per
share
      ($2,517,683 / 318,248 shares of common stock issued
and outstanding).............................
$7.91

------------------

------------------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     6

PRUDENTIAL INTERMEDIATE GLOBAL
INCOME FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31,
1997
Income
   Interest and discount earned..........     $  13,367,597
                                            ----------------
-
Expenses
   Management fee........................         1,248,195
   Distribution fee--Class A.............           229,752
   Distribution fee--Class B.............            85,326
   Distribution fee--Class C.............             1,600
   Transfer agent's fees and expenses....           399,000
   Custodian's fees and expenses.........           188,000
   Reports to shareholders...............           115,000
   Registration fees.....................            39,000
   Audit fee.............................            36,000
   Directors' fees and expenses..........            28,000
   Legal fees and expenses...............            26,000
   Insurance.............................             3,000
   Miscellaneous.........................            10,738
                                            ----------------
-
      Total expenses.....................         2,409,611
                                            ----------------
-
Net investment income....................        10,957,986
                                            ----------------
-
Net Realized and Unrealized Gain
(Loss) on Investments and Foreign
Currency Transactions
Net realized gain on:
   Investment transactions...............           231,860
   Foreign currency transactions.........         6,242,901
                                            ----------------
-
                                                  6,474,761
                                            ----------------
-
Net change in unrealized
   appreciation/depreciation of:
   Investments...........................       (11,427,189)
   Foreign currencies....................         1,200,969
                                            ----------------
-
                                                (10,226,220)
                                            ----------------
-
Net loss on investments and foreign
   currencies............................        (3,751,459)
                                            ----------------
-
Net Increase in Net Assets
Resulting from Operations................     $   7,206,527
                                            ----------------
-
                                            ----------------
-

PRUDENTIAL INTERMEDIATE GLOBAL
INCOME FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended December
31,
in Net Assets                           1997            1996
Operations
   Net investment income..........  $ 10,957,986    $
12,015,379
   Net realized gain on investment
      and foreign currency
      transactions................     6,474,761
8,525,984
   Net change in unrealized
      appreciation/
      depreciation on investments
      and foreign currencies......   (10,226,220)
(1,630,745)
                                    ------------    --------
----
   Net increase in net assets
      resulting from operations...     7,206,527
18,910,618
                                    ------------    --------
----
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A.....................   (10,144,701)
(11,085,209)
      Class B.....................      (687,169)
(920,752)
      Class C.....................       (13,331)
(6,619)
      Class Z.....................      (112,785)
(2,799)
                                    ------------    --------
----
                                     (10,957,986)
(12,015,379)
                                    ------------    --------
----
   Distributions in excess of net
      investment income
      Class A.....................    (4,226,324)
(5,793,623)
      Class B.....................      (259,200)
(474,939)
      Class C.....................        (6,585)
(4,101)
      Class Z.....................       (77,678)
(4,774)
                                    ------------    --------
----
                                      (4,569,787)
(6,277,437)
                                    ------------    --------
----
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold........................     9,602,565
16,398,099
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     6,097,113
6,011,409
   Cost of shares reacquired......   (37,313,110)
(42,995,654)
                                    ------------    --------
----
   Net decrease in net assets from
      Fund share transactions.....   (21,613,432)
(20,586,146)
                                    ------------    --------
----
Total decrease....................   (29,934,678)
(19,968,344)
Net Assets
Beginning of year.................   179,346,316
199,314,660
                                    ------------    --------
----
End of year.......................  $149,411,638
$179,346,316
                                    ------------    --------
----
                                    ------------    --------
----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     7

                                                PRUDENTIAL
INTERMEDIATE GLOBAL
Notes to Financial Statements                   INCOME FUND,
INC.
------------------------------------------------------------
--------------------
Prudential Intermediate Global Income Fund, Inc., (the
'Fund') was organized in
Maryland as a closed-end, nondiversified management investment company and commenced investment operations on May 26, 1988. On October 4, 1991 the Fund concluded operations as a closed-end investment company and effective October 7,
1991, commenced operations as an open-end, nondiversified investment company.

The Fund's investment objective is to maximize total return, the components of
which are current income and capital appreciation, by
investing in a portfolio
consisting primarily of U.S. and foreign government
securities. The Fund will
also engage in certain hedging strategies to meet its
investment objective. The
ability of issuers of debt securities held by the Fund to
meet their obligations
may be affected by economic and political developments in a
specific country or
region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the
Fund in the preparation of its financial statements.

Security Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency rate. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service or by principal market makers. Forward currency exchange contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest.
To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.

Net realized gains on foreign currency transactions represent net foreign exchange gains and losses from sales and maturities of short-term securities and forward currency contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at year end exchange rates are reflected as a component of net unrealized depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of,
among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to
purchase or sell a foreign currency at a future date at a
negotiated forward
rate. The Fund enters into forward currency contracts in
order to hedge its
exposure to changes in foreign currency exchange rates on
its
------------------------------------------------------------
--------------------
                                       8

                                                PRUDENTIAL
INTERMEDIATE GLOBAL
Notes to Financial Statements                   INCOME FUND,
INC.
------------------------------------------------------------
--------------------
foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis.
Interest income is
recorded on the accrual basis. The Fund amortizes discounts on purchases of debt securities as adjustments to income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: It is the Fund's policy to continue to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.
Therefore, no federal
income tax provision is required.

Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Dividends and Distributions: The Fund declares dividends of net investment income daily and pays monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

Reclassification of Capital Accounts: The Fund accounts for
and reports
distributions to shareholders in accordance with AICPA
Statement of Position
93-2: Determination, Disclosure, and Financial Statement
Presentation of Income,
Capital Gain, and Return of Capital Distributions by
Investment Companies. The
effect of applying this Statement of Position was to
reclassify $4,471,527 of
foreign currency gains from accumulated net realized loss on investments to
undistributed net investment income. Net investment income,
net realized gains
and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential
Investments Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential
Investment Corporation ('PIC'): PIC, through an agreement with PRICOA Asset
Management Ltd. ('PRICOA'), furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75% of the Fund's average daily net assets.

The Fund has a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acts as the distributor of the Class A, B, C and Z shares of the
Fund. The Fund compensates PSI for distributing and servicing the Fund's Class
A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A,
B and C Plans'), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to
 .30 of 1%, 1% and 1%,
of the average daily net assets of the Class A, B and C shares, respectively.
Such expenses under the Plans were .15 of 1%, .75 of 1% and
 .75 of 1% of the
average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1997.

PSI has advised the Fund that it has received approximately
$28,800 in front-end
sales charges resulting from sales of Class A shares during the year ended
December 31, 1997. From these fees, PSI paid such sales charges to Pruco
Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the year ended December
31, 1997, it received
approximately $13,300 and $500 in contingent deferred sales
------------------------------------------------------------
--------------------
                                       9

                                                PRUDENTIAL
INTERMEDIATE GLOBAL
Notes to Financial Statements                   INCOME FUND,
INC.
------------------------------------------------------------
--------------------
charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PSI, PIFM, PIC and PRICOA are indirect, wholly owned subsidiaries of The
Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment
companies (the
'Funds'), has a credit agreement (the 'Agreement') with an
unaffiliated lender.
The maximum commitment under the Agreement is $200,000,000.
Interest on any such
borrowings outstanding will be at market rates. The purposes of the Agreement is
to serve as an alternative source of funding for capital
share redemptions. The
Fund has not borrowed any amounts pursuant to the Agreement
during the year
ended December 31, 1997. The Funds pay a commitment fee at
an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is
accrued and paid quarterly on a pro-rata basis by the Funds.
The Agreement
expired on December 30, 1997 and has been extended through
December 29, 1998
under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM,
serves as the Fund's transfer agent and during the year
ended December 31, 1997,
the Fund incurred fees of approximately $320,000 for the
services of PMFS. As of
December 31, 1997, fees of approximately $27,000 were due to
PMFS. Transfer
agent fees and expenses in the Statement of Operations
include certain
out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 1997, aggregated $58,632,258 and $69,053,824, respectively.

At December 31, 1997, the Fund had outstanding forward currency contracts both to purchase and sell foreign currencies as follows:

                                   Value at
       Foreign Currency         Settlement Date     Current
      Purchase Contracts          Receivable         Value
Depreciation
------------------------------  ---------------   ----------
-   ---------------
Deutschemarks,
 expiring 4/30/98.............    $ 3,218,913     $
3,100,748     $  (118,165)
Greek Drachma,
 expiring 4/30/98.............      1,460,094
1,418,617         (41,477)
Norwegian Krone,
 expiring 1/29/98.............      4,743,173
4,660,521         (82,652)
                                ---------------   ----------
-   ---------------
                                  $ 9,422,180     $
9,179,886     $  (242,294)
                                ---------------   ----------
-   ---------------
                                ---------------   ----------
-   ---------------
                                   Value at
       Foreign Currency         Settlement Date     Current
Appreciation
        Sale Contracts              Payable          Value
(Depreciation)
------------------------------  ---------------   ----------
-   ---------------
Australian Dollars,
 expiring 1/29/98.............    $ 9,473,017     $
9,353,905     $   119,112
French Francs,
 expiring 1/29/98.............      6,185,370
6,117,198          68,172
Greek Drachma,
 expiring 4/30/98.............      3,218,913
3,220,633          (1,720)
Indonesian Rupiah,
 expiring 1/27/98 - 2/19/98...      1,525,464
719,855         805,609
Netherlands Guilders,
 expiring 1/29/98.............     23,955,098
23,671,362         283,736
Swiss Francs,
 expiring 1/29/98.............      8,771,930
8,608,353         163,577
                                ---------------   ----------
-   ---------------
                                  $53,129,792
$51,691,306     $ 1,438,486
                                ---------------   ----------
-   ---------------
                                ---------------   ----------
-   ---------------

The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of December
31, 1997 net unrealized depreciation for federal income tax purposes was
$3,126,725 (gross unrealized appreciation--$3,860,513 gross unrealized depreciation--$6,987,238).

For federal income tax purposes, the Fund has a capital loss carryforward as of
December 31, 1997, of approximately $79,251,100 of which
$37,377,300 expires in
1999, $23,239,700 expires in 2000 and $18,634,100 expires in
2002. Such
carryforward is after utilization of approximately
$1,981,200 of net taxable
gains realized and recognized during the year ended December
31, 1997.
Accordingly, no capital gains distribution is expected to be paid to
shareholders until net gains have been realized in excess of the aggregate of
such amounts.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1997, the
Fund has a 0.39% undivided interest in the joint account.
The undivided interest
for the Fund represents $4,556,000 in the principal amount.
As of such date,
each repurchase agreement in the joint account and the collateral therefor were as follows:

Credit Suisse First Boston Corp., 6.75%, in the principal
amount of
$342,000,000, repurchase price $342,128,250, due 1/2/98. The value of the
collateral including accrued interest is $353,486,750.
------------------------------------------------------------
--------------------
                                       10

                                                PRUDENTIAL
INTERMEDIATE GLOBAL
Notes to Financial Statements                   INCOME FUND,
INC.
------------------------------------------------------------
--------------------
Deutsche Morgan Grenfell, Inc., 6.80%, in the principal amount of $200,000,000, repurchase price $200,075,555, due 1/2/98. The value of the collateral including accrued interest is $204,000,314.

SBC Warburg Dillon Read, Inc., 6.55%, in the principal amount of $142,000,000, repurchase price $142,051,672, due 1/2/98. The value of the collateral including accrued interest is $144,862,841.

Morgan Stanley, Dean Witter, Discover & Co., 5.95%, in the principal amount of
$151,553,000, repurchase price $151,603,097, due 1/2/98. The value of the
collateral including accrued interest is $154,584,932.

Salomon Smith Barney Inc., 6.75%, in the principal amount of
$342,000,000,
repurchase price $342,128,250, due 1/2/98. The value of the
collateral including
accrued interest is $350,295,372.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion authorized shares of $.001 par value common stock divided equally into Class A, B, C and Z shares. Of the 18,882,074 shares of common stock issued and outstanding at December 31, 1997, PIFM owned 784, 64, 30 and 26 shares of Class A,B, C and Z, respectively.

Transactions in shares of common stock for the fiscal years ended December 31,
1997 and 1996 were as follows:

Class A                               Shares         Amount
----------------------------------  -----------   ----------
--
Year ended December 31, 1997:
Shares sold.......................     542,213    $
4,459,760
Shares issued in reinvestment of
  dividends and distributions.....     653,586
5,300,167
Shares reacquired.................   (4,062,149)
(33,299,580)
                                    -----------   ----------
--
Net decrease in shares outstanding
  before conversion...............   (2,866,350)
(23,539,653)
Shares issued upon conversion from
  Class B.........................     389,219
3,195,679
                                    -----------   ----------
--
Net decrease in shares
  outstanding.....................   (2,477,131
$(20,343,974)
                                    -----------   ----------
--
                                    -----------   ----------
--
Class A                               Shares         Amount
----------------------------------  -----------   ----------
--
Year ended December 31, 1996:
Shares sold.......................   1,627,906
$13,874,864
Shares issued in reinvestment of
  dividends and distributions.....     623,439
5,190,056
Shares reacquired.................  (4,456,896)
(37,256,995)
                                    -----------   ----------
--
Net decrease in shares outstanding
  before conversion...............  (2,205,551)
(18,192,075)
Shares issued upon conversion from
  Class B.........................     176,554
1,485,956
                                    -----------   ----------
--
Net decrease in shares
  outstanding.....................  (2,028,997)
$(16,706,119)
                                    -----------   ----------
--
                                    -----------   ----------
--
Class B
----------------------------------
Year ended December 31, 1997:
Shares sold.......................     279,325    $
2,295,924
Shares issued in reinvestment of
  dividends and distributions.....      73,534
596,963
Shares reacquired.................     (397,198)
(3,261,753)
                                    -----------   ----------
--
Net decrease in shares outstanding
  before conversion...............      (44,339)
(368,866)
Shares reacquired upon conversion
  into
  Class A.........................     (388,827)
(3,195,679)
                                    -----------   ----------
--
Net decrease in shares
  outstanding.....................     (433,166)
$(3,564,545)
                                    -----------   ----------
--
                                    -----------   ----------
--
Year ended December 31, 1996:
Shares sold.......................     221,716    $
1,860,253
Shares issued in reinvestment of
  dividends and distributions.....      95,574
795,836
Shares reacquired.................    (667,933)
(5,574,736)
                                    -----------   ----------
--
Net decrease in shares outstanding
  before conversion...............    (350,643)
(2,918,647)
Shares reacquired upon conversion
  into Class A....................    (176,501)
(1,485,956)
                                    -----------   ----------
--
Net decrease in shares
  outstanding.....................    (527,144)
$(4,404,603)
                                    -----------   ----------
--
                                    -----------   ----------
--
Class C
----------------------------------
Year ended December 31, 1997:
Shares sold.......................      19,602    $
161,438
Shares issued in reinvestment of
  dividends and distributions.....       2,366
19,170
Shares reacquired.................     (19,641)
(160,753)
                                    -----------   ----------
--
Net increase in shares
  outstanding.....................       2,327    $
19,855
                                    -----------   ----------
--
                                    -----------   ----------
--
Year ended December 31, 1996:
Shares sold.......................      33,617    $
278,856
Shares issued in reinvestment of
  dividends.......................       1,399
11,666
Shares reacquired.................     (13,861)
(116,335)
                                    -----------   ----------
--
Net increase in shares
  outstanding.....................      21,155    $
174,187
                                    -----------   ----------
--
                                    -----------   ----------
--

------------------------------------------------------------
--------------------
                                       11

                                                PRUDENTIAL
INTERMEDIATE GLOBAL
Notes to Financial Statements                   INCOME FUND,
INC.
------------------------------------------------------------
--------------------

Class Z                                 Shares
Amount
----------------------------------  -----------   ----------
--
Year ended December 31, 1997:
Shares sold.......................     327,070    $
2,685,443
Shares issued in reinvestment of
  dividends and distributions.....      22,388
180,813
Shares reacquired.................     (72,134)
(591,024)
                                    -----------   ----------
--
Net increase in shares
  outstanding.....................     277,324    $
2,275,232
                                    -----------   ----------
--
                                    -----------   ----------
--
September 13, 1996(a) through
  December 31, 1996:
Shares sold.......................      44,728    $
384,126
Shares issued in reinvestment of
  dividends and distributions.....       1,667
13,851
Shares reacquired.................      (5,471)
(47,588)
                                    -----------   ----------
--
Net increase in shares
  outstanding.....................      40,924    $
350,389
                                    -----------   ----------
--
                                    -----------   ----------
--

---------------
(a) Commencement of offering of Class Z shares.
------------------------------------------------------------
--------------------
                                       12

                                                PRUDENTIAL
INTERMEDIATE GLOBAL
Financial Highlights                            INCOME FUND,
INC.
------------------------------------------------------------
--------------------

Class A

------------------------------------------------------------

Year Ended December 31,

------------------------------------------------------------

1997(b)        1996       1995(b)        1994         1993

--------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year...........................   $   8.34     $   8.30
$   7.32     $   8.43     $   7.77

--------     --------     --------     --------     --------
Income from investment operations
Net investment
income........................................        .54
 .56          .52          .50          .59
Net realized and unrealized gain (loss) on investment and
   foreign currency
transactions.............................       (.18)
 .33         1.20        (1.09)         .63

--------     --------     --------     --------     --------
   Total from investment
operations..........................        .36          .89
1.72         (.59)        1.22

--------     --------     --------     --------     --------
Less distributions
Dividends from net investment
income.........................       (.54)        (.56)
(.52)        (.29)        (.48)
Distributions in excess of net investment
income.............       (.25)        (.29)        (.22)
--           --
Distributions from capital
gains.............................         --           --
--         (.01)        (.08)
Tax return of capital
distributions..........................         --
--           --         (.22)          --

--------     --------     --------     --------     --------
   Total
distributions.......................................
(.79)        (.85)        (.74)        (.52)        (.56)

--------     --------     --------     --------     --------
Net asset value, end of
year.................................   $   7.91     $
8.34     $   8.30     $   7.32     $   8.43

--------     --------     --------     --------     --------

--------     --------     --------     --------     --------
TOTAL
RETURN(a):.............................................
4.42%       11.13%       24.01%       (7.02)%      16.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)................................   $137,799
$165,829     $181,985     $207,153     $320,406
Average net assets
(000).....................................   $153,168
$169,219     $200,759     $262,882     $355,018
Ratios to average net assets:
   Expenses, including distribution
fees.....................       1.41%        1.40%
1.40%        1.46%        1.41%
   Expenses, excluding distribution
fees.....................       1.26%        1.25%
1.25%        1.31%        1.26%
   Net investment
income.....................................       6.62%
6.55%        6.09%        6.04%        7.42%
For Class A, B, C and Z shares:
   Portfolio turnover
rate...................................         40%
45%         220%         554%         361%

---------------
(a) Total return does not consider the effect of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each year reported and includes reinvestment
of dividends and
    distributions.
(b) Calculated based upon average shares outstanding during
the fiscal year.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     13

                                                PRUDENTIAL
INTERMEDIATE GLOBAL
Financial Highlights                            INCOME FUND,
INC.
------------------------------------------------------------
--------------------

Class B

-------------------------------------------------------

Year Ended December 31,

-------------------------------------------------------

1997(b)      1996       1995(b)      1994        1993

-------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year...........................   $  8.34     $  8.31     $
7.33     $  8.44     $  7.79

-------     -------     -------     -------     -------
Income from investment operations
Net investment
income........................................       .50
 .53         .47         .45         .54
Net realized and unrealized gain (loss) on
   investment and foreign currency
transactions..............      (.18)        .30        1.20
(1.09)        .63

-------     -------     -------     -------     -------
   Total from investment
operations..........................       .32         .83
1.67        (.64)       1.17

-------     -------     -------     -------     -------
Less distributions
Dividends from net investment
income.........................      (.50)       (.53)
(.47)       (.26)       (.44)
Distributions in excess of net investment
income.............      (.24)       (.27)       (.22)
--          --
Distributions from capital
gains.............................        --          --
--        (.01)       (.08)
Tax return of capital
distributions..........................        --          -
-          --        (.20)         --

-------     -------     -------     -------     -------
   Total
distributions.......................................
(.74)       (.80)       (.69)       (.47)       (.52)

-------     -------     -------     -------     -------
Net asset value, end of
year.................................   $  7.92     $  8.34
$  8.31     $  7.33     $  8.44

-------     -------     -------     -------     -------

-------     -------     -------     -------     -------
TOTAL
RETURN(a):.............................................
3.80%      10.36%      23.25%      (7.69)%     15.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)................................   $ 8,896     $12,987
$17,317     $22,906     $39,440
Average net assets
(000).....................................   $11,377
$15,491     $19,336     $31,835     $36,197
Ratios to average net assets:
   Expenses, including distribution
fees.....................      2.01%       2.00%       2.00%
2.07%       2.01%
   Expenses, excluding distribution
fees.....................      1.26%       1.25%       1.25%
1.31%       1.26%
   Net investment
income.....................................      6.04%
5.94%       5.49%       5.44%       6.67%

---------------
(a) Total return does not consider the effect of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each year reported and includes reinvestment
of dividends and
    distributions.
(b) Calculated based upon average shares outstanding during
the fiscal year.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     14

                                                PRUDENTIAL
INTERMEDIATE GLOBAL
Financial Highlights                            INCOME FUND,
INC.
------------------------------------------------------------
--------------------

Class C

----------------------------------------------------

August 1,

1994(e)

Year Ended December 31,             Through

-----------------------------------     December 31,

1997(b)       1996         1995(b)          1994

-------     ---------     ---------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period.........................   $ 8.34       $  8.31
$  7.33         $ 7.69

-------     ---------     ---------         -----
Income from investment operations
Net investment
income........................................      .50
 .53           .47            .14
Net realized and unrealized gain (loss) on investment and
   foreign currency
transactions.............................     (.18 )
 .30          1.20           (.32)

-------     ---------     ---------         -----
   Total from investment
operations..........................      .32           .83
1.67           (.18)

-------     ---------     ---------         -----
Less distributions
Dividends from net investment
income.........................     (.50 )        (.53)
(.47)          (.10)
Distributions in excess of net investment
income.............     (.24 )        (.27)         (.22)
--
Tax return of capital
distributions..........................       --
--            --           (.08)

-------     ---------     ---------         -----
   Total
distributions.......................................
(.74 )        (.80)         (.69)          (.18)

-------     ---------     ---------         -----
Net asset value, end of
period...............................   $ 7.92       $  8.34
$  8.31         $ 7.33

-------     ---------     ---------         -----

-------     ---------     ---------         -----
TOTAL
RETURN(a):.............................................
3.80 %       10.36%        23.25%         (2.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)..............................   $  198       $   190
$    13         $  193(d)
Average net assets
(000).....................................   $  213       $
110       $    11         $  197(d)
Ratios to average net assets:
   Expenses, including distribution
fees.....................     2.01 %        2.00%
2.00%          1.05%(c)
   Expenses, excluding distribution
fees.....................     1.26 %        1.25%
1.25%           .30%(c)
   Net investment
income.....................................     6.25 %
6.02%         5.49%          3.30%(c)


Class Z

------------------------------

September 13,

1996(f)

Year Ended         Through

December 31,     December 31,

1997(b)            1996

------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period.........................    $   8.34          $  8.39

------------          -----
Income from investment operations
Net investment
income........................................         .55
 .32
Net realized and unrealized gain (loss) on investment and
   foreign currency
transactions.............................        (.18)
 .12

------------          -----
   Total from investment
operations..........................         .37
 .44

------------          -----
Less distributions
Dividends from net investment
income.........................        (.55)
(.32)
Distributions in excess of net investment
income.............        (.25)            (.17)
Tax return of capital
distributions..........................          --
--

------------          -----
   Total
distributions.......................................
(.80)            (.49)

------------          -----
Net asset value, end of
period...............................    $   7.91          $
8.34

------------          -----

------------          -----
TOTAL
RETURN(a):.............................................
4.57%            5.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)..............................    $  2,518          $
341
Average net assets
(000).....................................    $  1,668
$   142
Ratios to average net assets:
   Expenses, including distribution
fees.....................        1.26%            1.11%(c)
   Expenses, excluding distribution
fees.....................        1.26%            1.11%(c)
   Net investment
income.....................................        6.76%
6.94%(c)

---------------
(a) Total return does not consider the effect of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions. Total returns for periods of less than a
full year are not
    annualized.
(b) Calculated based upon average shares outstanding during
the fiscal year.
(c) Annualized.
(d) Figures are actual and not rounded to the nearest
thousand.
(e) Commencement of offering of Class C shares.
(f) Commencement of offering of Class Z shares.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     15

                                                PRUDENTIAL
INTERMEDIATE GLOBAL
Report of Independent Accountants               INCOME FUND,
INC.
------------------------------------------------------------
--------------------
To the Shareholders and the Board of Directors of Prudential Intermediate Global Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Intermediate Global
Income Fund, Inc. (the 'Fund') at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 13, 1998
------------------------------------------------------------
--------------------

Comparing A $10,000 Investment.
--------------------------------------------------
Prudential Intermediate Global Income Fund, Inc.
vs. the J.P. Morgan Government Bond Index.

--Prudential Intermediate
  Global Income Fund, Inc.
//J.P. Morgan Government
  Bond Index

Past performance is not indicative of future results.
Investment return
and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.
The boxes on top of the charts are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Intermediate Global Income Fund, Inc. (Class
A, Class B, Class C and Class Z) with a similar investment in the J.P. Morgan Government Bond Index by portraying the initial account values at the commencement of operations of each share class, and subsequent account values at the end of this reporting period (December 31, 1997), as measured on a quarterly basis, beginning in 1988 for Class A shares, in 1992 for Class B shares, in 1994 for Class C shares, and in 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1997; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class
B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately five years after purchase. This conversion feature is not reflected in the graph. Class Z shares do not carry a sales charge or a distribution fee.

This global index is traded, unhedged, and measured in U.S.
dollars. The Index is market weighted and represents the total return of government bonds from 13 countries, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the
United States. It provides a broad measure of market performance.

It is an unmanaged Index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of global bond funds, and other indexes may portray different comparative performance.


Average Annual
Total Returns - Class A
---------------------------
  With Sales Load
  7.68% Since Inception
  8.52% for 5 Years
  1.29% for 1 Year
                                 Class A             (GRAPH)
  Without Sales Load
  8.02% Since Inception
  9.19% for 5 Years
  4.42% for 1 Year


Average Annual
Total Returns - Class B
--------------------------
  With Sales Load
  7.65% Since Inception
  8.48% for 5 Years
  0.80% for 1 Year
                                 Class B             (GRAPH)
  Without Sales Load
  7.65% Since Inception
  8.48% for 5 Years
  3.80% for 1 Year


Average Annual
Total Returns - Class C
-------------------------
  With Sales Load
  9.82% Since Inception
  2.80% for 1 Year

                                 Class C             (GRAPH)
  Without Sales Load
  9.82% Since Inception
  3.80% for 1 Year


Average Annual
Total Returns - Class Z
---------------------------
Without Sales Load               Class Z             (GRAPH)
  7.68% Since Inception
  4.57% for 1 Year

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Mendel A. Melzer, CFA
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

PRICOA Asset Management Ltd.
100 Piccadilly
London W1V9FN England

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435G203  MF155E
74435G302  Cat. #444582Y
74435G401
74435G500